Exhibit 10.15

THE SYMBOL '***' IS USED THROUGHOUT THIS EXHIBIT TO INDICATE THAT A PORTION OF THE EXHIBIT HAS BEEN OMITTED AS CONFIDENTIAL

AMENDMENT TO LICENSE AGREEMENT

This Amendment Agreement, dated as of February 27, 2004, is by and between THE UNIVERSITY OF BRITISH COLUMBIA (the "University") and ANGIOTECH PHARMACEUTICALS, INC. (the "Licensee").

WITNESSETH

WHEREAS pursuant to a license agreement having a Commencement Date of August 1, 1997 (the "License Agreement"), University granted to Licensee an exclusive worldwide license to use and to sublicense the University's rights in and to the Technology and any Improvements (as those capitalized terms are defined in the License Agreement);

WHEREAS University and Licensee are entering into this Amendment Agreement to set out. certain amendments to the License Agreement mutually agreed to between the parties.

NOW, THEREFORE, in consideration of the mutual promises and agreements set. forth herein,  and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, University and Licensee hereby agree as follows:

1.

Definitions

Capitalized terms not specifically' defined herein shall have the meanings set forth in the License Agreement. 'Capitalized terms defined herein shall have .the meanings set forth in this Amendment Agreement.

2.

License Agreement Amendments

2.1

Amendments. The License Agreement shall be amended as set out with particularity in Schedule "1" to this Amendment Agreement, and each of University and Licensee covenant and agree to keep, Observe and perform each and every one of the terms, covenants, agreements and conditions On their part to be kept, observed or performed under the License Agreement, as supplemented and amended hereby.

2.2

Effect of Amendment Agreement. This Amendment Agreement supplements and amends the 'License Agreement, and the License Agreement and this Amendment Agreement shall henceforth be read 'together and shall have effect so far as practicable as though all the provisions thereof and hereof were contained in one instrument. The License Agreement, as supplemented and amended hereby, shall continue in full force and effect for the remainder of the term thereof in accordance with the terms thereof and hereof.

2

3.

Enurement

The License Agreement, as supplemented and amended hereby, shall enure to the benefit of the parties hereto and their respective successors and permitted assigns.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be executed by their duly authorized representatives.

SIGNED FOR AND ON BEHALF of THE

UNIVERSITY OF BRITISH COLUMBIA by

its duly -authorized Officers:

                                /Signed/

___________________________________

By:

___________________________________

Title:

___________________________________

___________________________________

By:

___________________________________

Title:

___________________________________

ANGIOTECH PHARMACEUTICALS,INC.

                    /s/Jeanne M. Bertonis/

___________________________________

By:                 Jeanne M. Bertonis

___________________________________

Title:           Chief  Business Officer

___________________________________

Schedule "1" to the Amendment Agreement, dated February 27, 2004

As of February 27, 2004, the following amendments are hereby made to the License Agreement . (all other provisions of the License Agreement shall remain unchanged and shall continue in full force and effect):

1.

The patent family entitled "ANGIOTECH PATENT APPLICATION FAMILY (1.40005), UBC File Reference No. 96-099" attached to this Schedule 1, shall be added to Schedule "A" ("TECHNOLOGY") of the License Agreement.

2.

Article 11.1 of the License Agreement is hereby amended by the addition of the underlined text as follows:

“That the Licensee shall maintain at its principal place of business, or such other place as may be most convenient, accounts and records of business done pursuant to this Agreement, such accounts and records to be in sufficient detail, to enable proper returns to the University to be made under this Agreement in the forms set out in Schedule B, C and D attached hereto.”

The remainder of Article 11 remains unchanged.

3.

The last sentence of Article 13.1 of the Agreement is hereby amended by the addition of the underlined text to that sentence as follows:

“Notwithstanding the foregoing, this Agreement may be assigned or transferred (a) to an Affiliated Company; or, (b) as part of a safe or transfer of substantially all of the business of the Licensee relating to the operations which concern this Agreement, provided the Licensee gives the University prior written notice and such assignee or transferee has the reasonable ability to comply with the terms of this Agreement and provided further that:

(a)

the Licensee acknowledges and agrees, in writing, that all of the rights of the University herein, and all of the obligations and covenants provided herein by Licensee, shall survive any assignment of this Agreement to each such successor, purchaser or Affiliate, and that such assignment shall not release Licensee from its obligations or covenants under this Agreement, even though, after such assignment, primary recourse for enforcement of such obligations and covenants shall be against the assignee, and Licensee shall remain secondarily liable; and

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(b)

such successor, purchaser or Affiliate shall execute a written agreement which provides that it covenants and agrees with the University to assume, acknowledge and adopt as its own obligation every covenant, obligation, representation, warranty, or liability of Licensee contained in this Agreement,"

The remainder of Article 13.1 and Article 13 remains unchanged.

4.

Schedules B, C and D, as attached to this Amendment Agreement, shall hereby become Schedules B, C and D to the License Agreement, and shall be incorporated in their entirety into the License Agreement.

ANGIOTECH PATENT APPLICATION FAMILY (1.40005)	2/13/04

New Angiotech Docket No.	Old Docket No.	Filing Date	Application No.	Title	Status	Issue/ Publ Date	Patent No. / Publ. No.

[***]

SCHEDULE "B"

Payment Report for the Period dd/mm/yy to dd/mm/yy Instructions for

Instructions for Completing this Report

Please fill out each section in full, identifying in the Royalty Summary Table the unit sales and geographical sales areas. If the licence with the University involves several product lines, please prepare a separate Summary Table for each product line. For licences involving sublicencing revenue, please prepare an additional report for each sublicence.

PLEASE NOTE: An interest rate of 1% per month will be assessed against all payments in arrears.

Licensee  _____________________  Agreement #   ______________  UBC ID #  ________________________

UBC Technology  ___________________________________________________________________________

Report Type (check one and complete as appropriate)

Single Product Line

⃞

Product Line Trade Name  __________________________________________

Multiple Products

⃞

Page  ___  Of  ___  Product Line Trade Name  __________________________

Sublicence Report

⃞

Page  ___  Of  ___

Payments this Quarter (please complete separate tables for multiple product lines) Royalties on Product Sales

Country	Units Sold	Unit Price (domestic currency)	Gross sales	Less Allow-ances*	Net Sales	Royalty Rate	Conversion Rate (to Canadian $)	Period Royalty Amount (Canadian $)
								This yr	Last yr
Canada
US
Europe (specify Countries)
Other
Total Product Royalties

Additional Payments (complete all that apply)

Minimum Royalty Fee	Amount
Milestone Payment	Amount
Annual License Maintenance Fee	Amount
		This Year	Last Year
Total Payments for Period

*Please indicate the reasons for returns or other allowances, if significant. Please note any unusual occurrences that affected royalty amounts during the period.

Prepared by     ____________________     Date        Dd/mm/yy                    Phone     ____________________

I ________________ (print name), of ________________ (title) hereby certify the foregoing information as true and correct.

Signature	Date Signed

SCHEDULE "C"

UBC License Agreement Annual Report

The information to be completed below shall constitute the annual report required pursuant to the University License Agreement. Any information or documents provided by the Licensee in this report shall not be interpreted as affecting the express rights and obligations of the Licensee contained in the License Agreement. This report is in addition to the Payment Report to accompany each royalty payment.

Date of Report:     ________________      Person Preparing This Report:     __________________

Name of Licensee:     _____________     UBC File Number:     ___________________________

Jurisdiction of Corporation:     ________________           Head Office Address:     _______________

Contact Person for Company     ______________________________________________

Licensed Technology:     _________________________________________________

Telephone Number:     _______________     E-mail Address:     ___________________________

1.

Please provide a brief report on the status of development of the UBC Technology, progress on creating a commercial Product or subsequent marketing of the Product as appropriate.

_________________________________________________________________________

_________________________________________________________________________

2.

Has the Licensee filed any patent applications for modifications or improvements relating to the original UBC Technology? Please provide details, and attach copies of all relevant documents.

_________________________________________________________________________

_________________________________________________________________________

3.

Has the Licensee become aware of any potential 3rd party infringing on the UBC patents or related intellectual property? If so please provide details and outline what the Licensee is doing about this.

_________________________________________________________________________

_________________________________________________________________________

4.

Has the Licensee met any milestone or performance objectives in the past year as set forth in the license agreement? Please outline the past year's accomplishments.

_________________________________________________________________________

_________________________________________________________________________

5.

Does the Licensee expect to meet any milestone or performance objective in the coming year as set forth in the license agreement? If so please provide details.

_________________________________________________________________________

_________________________________________________________________________

6.

If applicable, has the Licensee granted sublicenses to 3rd parties and if so have copies of the sublicense agreement been provided to the Technology Manager at UBC? If not, please enclose a copy of each sublicense agreement.

_________________________________________________________________________

7:

Has the licensee made any sales in the last 12 months?  Yes ______  No ______
If so please submit a completed Royalty Payment Report.

a)

Date of sales of Products utilizing the Technology;

b)

Date of any clinical trials.

_________________________________________________________________________

_________________________________________________________________________

8.

Does your company have public liability insurance. If so, please attach a copy of the insurance policy naming UBC as insured as required by the License Agreement.

_________________________________________________________________________

_________________________________________________________________________

9.

Is there any other information relating to this License that you think we should be aware of? Please summarize them below or contact us directly.

_________________________________________________________________________

_________________________________________________________________________

Prepared by     ____________________     Date        Dd/mm/yy                    Phone     ____________________

I ________________ (print name), of ________________ (title) hereby certify the foregoing information as true and correct.

Signature	Date Signed

Once completed, please submit this report to:

Managing Director c/o Licensing Compliance Officer

University — Industry Liaison Office

#103 — 6190 Agronomy Road,

Vancouver, BC

V6T 1Z3